UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2007

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	1-32881	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.

On July 20, 2007, the Board of Directors of Industrial Enterprises of America, Inc. (the "Company") issued a press release that clarified a previous press release issued on July 12, 2007 which announced the results for the Company's fiscal year ended June 30, 2007. The July 20, 2007 press release provided details not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2007, the Board of Directors of the Company issued a press release announcing the appointment, effective immediately, of Mr. Robert "Dan" Redmond as President and Chief Operating Officer of the Company, effective immediately. Mr. Redmond replaces Mr. John Mazzuto, who shall remain in his post as Chief Executive Officer and Interim Chief Financial Officer of the Company.

Mr. Redmond joined the Company in April 2007 as Executive Vice President of the Company and as the President of Pitt Penn Oil Co., LLC ("Pitt Penn"), a subsidiary of the Company based outside of Pittsburgh, Pennsylvania. Mr. Redmond shall remain in his post as the President of Pitt Penn.

Prior to joining the Company, Mr. Redmond had been employed by Chemtura Corporation for seven years where he managed 12 manufacturing facilities and 1,800 employees.

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.

The information disclosed above in Items 2.02 and 5.02 is incorporated herein by reference.

The information included herein, including Exhibit 99.1, furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Industrial Enterprises of America, Inc., dated July 20, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

July 25, 2007
By:   /s/ John D. Mazzuto
Name:   John D. Mazzuto
Title:   Chief Executive Officer